UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2019

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

400 Connell Drive, Suite 5000, Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the authorization granted by our stockholders at a special meeting of stockholders held on June 26, 2018, our Board of Directors approved a 1-for-5 reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share. We filed with the Secretary of State of the State of Delaware a Certificate of Amendment of our Amended and Restated Certificate of Incorporation, as amended, to implement the reverse stock split effective at 9:00 a.m. on March 26, 2019. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On March 26, 2019, all shares of our common stock issued and outstanding will automatically be reclassified into a smaller number of shares such that every five shares of issued common stock will be reclassified into one share of common stock. No fractional shares will be issued, and, in lieu thereof, one whole share will be issued.

To reflect the reverse stock split, proportional adjustments will be made to our outstanding preferred shares, warrants and options and other equity awards. The reverse stock split will not affect the par value per share of our common stock (which remains at $0.001 per share) or the total number of shares of common stock that we are authorized to issue pursuant to our Amended and Restated Certificate of Incorporation, as amended, which will remain at 160,000,000 shares. VStock Transfer, LLC, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates.

Item 8.01. Other Events.

On March 25, 2019, we issued a press release regarding the reverse stock split. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits

(d)
Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of CorMedix Inc., filed on March 25, 2019 and to be effective at 9:00 a.m. on March 26, 2019.

99.1	Press release dated March 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: March 25, 2019	By:	/s/ Robert W. Cook
	Name:	Robert W. Cook
	Title:	Chief Financial Officer